UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2023

Actelis Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41375	52-2160309
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4039 Clipper Court, Fremont, CA 94538
(Address of principal executive offices)

(510) 545-1045

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ASNS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF A MATTER TO A VOTE OF SECURITY HOLDERS.

On August 4, 2023, Actelis Networks, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was June 8, 2023 (the “Record Date”). As of the Record Date, there were 1,952,764 shares of common stock, par value $0.0001 per share (“Common Stock”) of the Company outstanding. Each share of the Company’s Common Stock represents one vote that could be voted on each matter that came before the Annual Meeting.

At the Annual Meeting, 891,703 shares of Common Stock were represented and voted, in person or by proxy, constituting a quorum for the Annual Meeting (the 891,703 votes represented equaled approximately 45.65% of the outstanding possible votes).

At the Annual Meeting, five proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on July 5, 2023 (the "Proxy Statement"). The final voting results were as follows:

Proposal 1

The Company’s stockholders elected the following Class I Director to serve for a term of three years until the 2026 Annual Meeting of Stockholders.

	Votes For	Votes Against	Broker Non-Votes
Noemi Schmayer	574,847	0	314,804

Proposal 2

To ratify the appointment of Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
890,769	934	0	-

Proposal 3

To approve the Additional 2023 One Time Retention RSU Grants (as defined in the Proxy Statement).

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
460,813	37,712	78,374	314,804

Proposal 4

To approve the Annual RSU Grants (as defined in the Proxy Statement).

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
461,839	36,686	78,374	314,804

Proposal 5

The proposal to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 and/or 4 was withdrawn because the Company’s stockholders approved and adopted the Proposal 1 and 4, as noted above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTELIS NETWORKS, INC.

Dated: August 7, 2023	By:	/s/ Yoav Efron
	Name:	Yoav Efron
	Title:	Chief Financial Officer